                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
NHP New LP Entities (as defined in Note 1):

We have audited the accompanying combined balance sheets of NHP New LP
Entities (as defined in Note 1, collectively, the "New LPs") as of December 31, 1996 and 1995, and the related combined statements of operations, changes in partners' capital, and cash flows for the year ended December 31, 1996, and for the period from January 20, 1995 (date of inception), through December 31, 1995. These financial statements are the responsibility of the New LPs' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the New LPs' management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of NHP New LP Entities as of December 31, 1996 and 1995, and the combined results of their operations and their cash flows for the year ended December 31, 1996, and for the period from January 20, 1995 (date of inception), through December 31, 1995, in conformity with generally accepted accounting principles.

                                                 ARTHUR ANDERSEN LLP

Washington, D.C.,
  February 20, 1997 (except with
  respect to the matter discussed in
  Note 8, as to which the date is
  June 3, 1997)

                             NHP New LP Entities
                            (as defined in Note 1)

                            Combined Balance Sheets
                        As of December 31, 1996 and 1995


                                     Assets

                                                      1996           1995
                                                 -------------   -------------
Cash and cash equivalents......................  $          --   $       3,293
Investment in NHP Borrower Entities............     60,326,268      71,290,336
Deferred finance costs, net of accumulated
  amortization of   $98,779 and $47,071 as
  of December 31, 1996 and 1995, respectively..        202,927         254,635
                                                 -------------   -------------
     Total assets..............................  $  60,529,195   $  71,548,264
                                                 -------------   -------------
                                                 -------------   -------------

                        Liabilities and Partners' Capital

Accounts payable and accrued expenses..........  $     283,591   $     282,206
Due to NHP Southwest Partners, L.P.............        825,771         272,862
Related-party loan, net of original issue
  discount of   $2,596,233 and $3,257,950 as
  of December 31, 1996 and 1995, respectively..     17,951,495      17,289,778

Partners' capital..............................     41,468,338      53,703,418
                                                 -------------   -------------
    Total liabilities and partners' capital....  $  60,529,195   $  71,548,264
                                                 -------------   -------------
                                                 -------------   -------------

              The accompanying notes are an integral part of these
                       combined financial statements.

                             NHP New LP Entities
                            (as defined in Note 1)

                      Combined Statements of Operations
                  For the Year Ended December 31, 1996, and
           For the Period From January 20, 1995 (Date of Inception),
                         Through December 31, 1995

                                                      1996            1995
                                                 --------------  -------------
Equity in losses of NHP Borrower Entities......  $   (7,601,933) $  (2,689,889)
                                                 --------------  -------------
Expenses:
  Interest expense on related-party loan.......       2,646,454      2,359,701
  Professional fees............................         366,519        171,494
  Amortization of deferred finance costs.......          51,708         47,071
  Interest expense to NHP Southwest
   Partners, L.P...............................          69,696         15,772
                                                 --------------  -------------
      Total expenses...........................       3,134,377      2,594,038
                                                 --------------  -------------
      Net loss.................................  $  (10,736,310) $  (5,283,927)
                                                 --------------  -------------
                                                 --------------  -------------

              The accompanying notes are an integral part of these
                       combined financial statements.

                              NHP New LP Entities
                             (as defined in Note 1)

              Combined Statements of Changes in Partners' Capital
                  For the Year Ended December 31, 1996, and
            For the Period From January 20, 1995 (Date of Inception),
                           Through December 31, 1995

                                       GENERAL      LIMITED
                                       PARTNERS     PARTNERS         TOTAL
                                      ----------  -------------  -------------
Initial capital contributions.......  $  630,788  $  62,448,214  $  63,079,002
  Distributions to partners.........     (29,826)    (4,061,831)    (4,091,657)
  Net loss..........................     (52,838)    (5,231,089)    (5,283,927)
                                      ----------  -------------  -------------
Balance, December 31, 1995..........     548,124     53,155,294     53,703,418
  Distributions to partners.........     (12,012)    (1,486,758)    (1,498,770)
  Net loss..........................    (107,366)   (10,628,944)   (10,736,310)
                                      ----------  -------------  -------------
Balance, December 31, 1996..........  $  428,746  $  41,039,592  $  41,468,338
                                      ----------  -------------  -------------
                                      ----------  -------------  -------------

              The accompanying notes are an integral part of these
                       combined financial statements.

                               NHP New LP Entities
                             (as defined in Note 1)

                       Combined Statements of Cash Flows
                   For the Year Ended December 31, 1996, and
           For the Period From January 20, 1995 (Date of Inception),
                          Through December 31, 1995

                                                      1996           1995
                                                 --------------  -------------
Cash flows from operating activities:
Net loss.......................................  $  (10,736,310) $  (5,283,927)
Adjustments to reconcile net loss to net
  cash used in operating activities--
    Equity in losses of NHP Borrower Entities..       7,601,933      2,689,889
    Amortization of deferred finance costs.....          51,708         47,071
    Amortization of original issue discount....         661,717        602,073
    Change in accounts payable and accrued
      expenses.................................           1,385        282,206
                                                 --------------  -------------
        Net cash used in operating activities..      (2,419,567)    (1,662,688)
                                                 --------------  -------------
Cash flows from investing activities:
    Investment in NHP Borrower Entities...........           --    (79,349,276)
    Distributions received from NHP Borrower
      Entities....................................    3,362,135      5,369,051
                                                 --------------  -------------
        Net cash provided by (used in) investing
        activities................................    3,362,135    (73,980,225)
                                                 --------------  -------------
Cash flows from financing activities:
     Proceeds from related-party loan..........              --     16,687,705
     Initial capital contributions.............              --     63,079,002
     Distributions to partners.................      (1,498,770)    (4,091,657)
     Payment of deferred finance costs.........              --       (301,706)
     Change in due to NHP Southwest
       Partners, L.P...........................         552,909        272,862
                                                 --------------  -------------
        Net cash (used in) provided by
        financing activities...................        (945,861)    75,646,206
                                                 --------------  -------------
Net (decrease) increase in cash and cash
   equivalents.................................          (3,293)         3,293
Cash and cash equivalents, beginning of
   period......................................           3,293             --
                                                 --------------  -------------
Cash and cash equivalents, end of period.......  $           --  $       3,293
                                                 --------------  -------------
                                                 --------------  -------------
Supplemental information:
     Cash paid during the year for interest....  $    1,984,896  $   1,600,946
                                                 --------------  -------------
                                                 --------------  -------------

              The accompanying notes are an integral part of these
                       combined financial statements.

                              NHP New LP Entities
                             (as defined in Note 1)

                     Notes to Combined Financial Statements
                       As of December 31, 1996 and 1995

1. The Partnerships:

ORGANIZATION

NHP New LP Entities (collectively, the "New LPs" and individually, the "New LP"), consisting of 32 partnerships, were organized on January 20, 1995 (date of inception), for the purpose of investing in real estate by acquiring and holding limited partnership interests in the NHP Borrower Entities (collectively, the "Borrowers" and individually, the "Borrower"), as defined below.

NHP-HG Eleven, Inc., a wholly owned subsidiary of NHP Partners, Inc., and Albuquerque Whaler 95-NLP Corporation are the general partners of the New LPs, each with a 0.5 percent general partner interest. The New LPs are under the common control of the general partners who have equal and exclusive authority to make significant partnership decisions. The New LPs' limited partners are NHP Southwest Partners, L.P. (the "Master Partnership" or "Common LP"), Albuquerque Whaler 95-PLP Limited Partnership (the "Preferred A LP") and a third limited partner which is unique to each New LP (the "Preferred B LPs"), with 79, 0 and 20 percent ownership interests, respectively, in the New LP, respectively
(the "Sharing Ratios," as defined in each New LP's partnership agreement), (Note
3). The Preferred B LPs are all affiliates of Hall Financial Group.

BASIS OF PRESENTATION

Each New LP holds a 99 percent limited partner interest in one Borrower entity. The New LPs, along with their respective Borrower investor are listed below:

NEW LP                                      BORROWER
---------------------------------------     -----------------------------------
NHP Bayberry Associates, LP                 NHP Bayberry, LP
NHP Carriage Associates, LP                 NHP Carriage, LP
NHP Center Associates, LP                   NHP Center, LP
NHP Cornerstone Associates, LP              NHP Cornerstone, LP
NHP Dove Associates, LP                     NHP Dove, LP
NHP Forest II Associates, LP                NHP Forest II, LP
NHP Gates of Arlington Associates, LP       NHP Gates of Arlington, LP
NHP Elk Associates, LP                      NHP Elk, LP
NHP Green Associates, LP                    NHP Green, LP
NHP Heather I Associates, LP                NHP Heather I, LP
NHP Heather II Associates, LP               NHP Heather II, LP
NHP Laurel III Associates, LP               NHP Laurel III, LP

                                       2

NEW LP                                      BORROWER
---------------------------------------     -----------------------------------
NHP Twin Associates, LP                     NHP Twin, LP
NHP Mill Creek Associates, LP               NHP Mill Creek, LP
NHP Forest IV Associates, LP                NHP Forest IV, LP
NHP Oak Associates, LP                      NHP Oak, LP
NHP Paradise Bay Associates,LP              NHP Paradise Bay, LP
NHP Park Associates, LP                     NHP Park, LP
NHP Parkview Associates, LP                 NHP Parkview, LP
NHP Pine Creek Manor Associates, LP         NHP Pine Creek Manor, LP
NHP Summer Associates, LP                   NHP Summer, LP
NHP Summit Associates, LP                   NHP Summit, LP
NHP Sunridge Associates, LP                 NHP Sunridge, LP
NHP Lane Associates, LP                     NHP Lane, LP
NHP Coach Associates, LP                    NHP Coach, LP
NHP Regal Associates, LP                    NHP Regal, LP
NHP Villa Associates, LP                    NHP Villa, LP
NHP Timberview Associates, LP               NHP Timberview, LP
NHP Longfellow Associates, LP               NHP Longfellow, LP
NHP Port Richey Associates, LP              NHP Port Richey, LP
NHP Midland Associates, LP                  NHP Midland, LP
NHP Woodcreek Associates, LP                NHP Woodcreek, LP

The accompanying financial statements present the combined financial position and results of operations for the New LPs, which are under the common control of NHP-HG Eleven, Inc. and Albuquerque Whaler 95-NLP Corporation. The New LPs' sole source of cash is distributions from the Borrowers.

The Borrowers each purchased one rental housing property on February 8, 1995, except NHP Heather I, which purchased its property on June 15, 1995. As further described in Notes 4 and 5, the properties are subject to certain third party and related party debt, which contain cross-collateralization provisions.

All of the New LPs listed above are included in the accompanying combined financial statements for all periods presented, with the exception of NHP Heather I whose property's operations are included only from its purchase date.

2. Significant Accounting Policies:

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Partnerships consider all highly liquid investments with initial maturities of 90 days or less to be cash equivalents.

NHP Management Company ("NHPMC"), a wholly owned subsidiary of NHP
Incorporated (Note 5), and an affiliate of NHP Partners, Inc., maintains at banks concentrated cash and cash equivalent accounts of affiliated entities for which it provides management services. As of December 31, 1996 and 1995, NHPMC held $0 and $3,293, respectively, on behalf of the New LPs, which is included in cash and cash equivalents in the accompanying combined balance sheets.

AMORTIZATION

Deferred finance costs are amortized over the appropriate mortgage loan period using the effective interest method. The related amortization is recorded as amortization of deferred finance costs in the accompanying combined statements of operations.

INCOME TAXES

The New LPs are not tax-paying entities and, accordingly, no provision has been recorded for Federal or state income tax purposes. The partners are individually responsible for reporting their share of the New LPs' taxable income on their income tax returns. In the event of an examination of the New LPs' tax return by the Internal Revenue Service, the tax liability of the partners could be changed if an adjustment in the New LPs' income is ultimately sustained by the tax authorities.

Certain transactions of the New LPs may be subject to accounting methods for income tax purposes that differ from the accounting methods used in preparing these combined financial statements in accordance with generally accepted accounting principles. Accordingly, the net income or loss of the New LPs and the resulting balances in the partners' capital accounts reported for income tax purposes may differ from the balances reported for those same items in the combined financial statements.

RECLASSIFICATIONS

Certain 1995 amounts have been reclassified to conform with the 1996 presentation.

3. Partnership Profits and Losses and Distributions:

Net cash flow, as defined in the New LPs' partnership agreements, is distributed to the partners monthly, based on calculations and preferences defined in the New LPs' partnership agreements. Allocations of net income are made in accordance with the New LPs' partnership agreements, generally, to certain limited partners until certain preferences are satisfied, then in accordance with the partners' Sharing Ratios. Net losses are generally allocated in accordance with each partner's Loss Sharing Ratio, as defined in the New LPs' partnership agreements.

SPECIAL DISTRIBUTION

Upon mutual consent of the partners, a distribution from the New LPs in the total amount of $676,965 was made to the Master Partnership in June 1995 outside of the distribution method required under the New LPs' partnership agreements. The funds for this distribution originated from the sale of a hedge instrument by the Borrowers. Each Borrower distributed funds received related to this sale to its respective New LP, which in turn distributed the funds to the Master Partnership.

During the first quarter of 1996, certain New LPs made discretionary payments totaling $276,567 to their Preferred B LP. The funds for distribution were received from NHP Southwest Partners, L.P., in order to pay cumulative preferred distributions due to the Preferred B LP, under the provisions of the New LPs' partnership agreements.

4. Partners' Capital:

A summary of the New LPs' capital balances for the years ended December 31, 1996 and 1995, is as follows:

NEW LP                                                 1996           1995
------------------------------------------------  -------------  -------------
NHP Bayberry Associates, LP                       $   1,003,857  $   1,604,653
NHP Carriage Associates, LP                             774,437      1,082,587
NHP Center Associates, LP                             1,751,267      1,888,708
NHP Cornerstone Associates, LP                          311,224        661,759
NHP Dove Associates, LP                                 876,618      1,019,074
NHP Forest II Associates, LP                          1,340,440      1,982,905
NHP Gates of Arlington Associates, LP                 3,054,679      3,510,959
NHP Elk Associates, LP                                1,972,480      2,754,986
NHP Green Associates, LP                              1,348,699      1,905,259
NHP Heather I Associates, LP                            695,044        885,983
NHP Heather II Associates, LP                           597,595        716,532
NHP Laurel III Associates, LP                           334,095        476,658
NHP Twin Associates, LP                               1,379,692      1,913,420
NHP Mill Creek Associates, LP                           655,096        791,174
NHP Forest IV Associates, LP                          1,755,703      2,172,186
NHP Oak Associates, LP                                 (385,136)        61,720
NHP Paradise Bay Associates, LP                       3,854,913      4,715,259

                                       5

NEW LP                                                  1996           1995
-------------------------------------------------  -------------  -------------
NHP Park Associates, LP                            $     328,122  $     418,782
NHP Parkview Associates, LP                              606,067        944,330
NHP Pine Creek Manor Associates, LP                      122,742        276,831
NHP Summer Associates, LP                              1,122,612      1,163,619
NHP Summit Associates, LP                              1,390,526      1,645,475
NHP Sunridge Associates, LP                            2,735,818      3,534,579
NHP Lane Associates, LP                                3,251,318      4,125,498
NHP Coach Associates, LP                               1,222,574      1,574,672
NHP Regal Associates, LP                               3,486,946      4,349,527
NHP Villa Associates, LP                                 911,094      1,074,053
NHP Timberview Associates, LP                          1,278,884      1,498,648
NHP Longfellow Associates, LP                          1,204,835      1,497,433
NHP Port Richey Associates, LP                         1,110,640      1,507,524
NHP Midland Associates, LP                               528,637        580,819
NHP Woodcreek Associates, LP                             846,820      1,367,806
                                                   -------------  -------------
                                                   $  41,468,338  $  53,703,418
                                                   -------------  -------------
                                                   -------------  -------------


5. Investment in Borrowers:

The New LPs' investments in the Borrowers are accounted for by the New LPs using the equity method of accounting. Accordingly, the New LPs reflect as income or expense their percentage ownership share in earnings or losses of each partnership. Distributions received from the Borrowers are recorded as returns or reduction of investment in NHP Borrower Entities. Contributions and loans are recorded as an increase in investment in NHP Borrower Entities. Because the New LP's equity in loss of each Borrower cannot exceed its capital balance, the equity in losses of NHP Borrower Entities as reflected in these combined financial statements do not necessarily reflect the total losses of the Borrowers.

Summarized combined financial information for the Borrowers as of December
31, 1996 and 1995, and for the year ended December 31, 1996, and for the period from January 20, 1995 (date of inception), through December 31, 1995, is as follows:

                 SUMMARIZED COMBINED CONDENSED BALANCE SHEETS

                                                       AS OF DECEMBER 31,
                                                 ------------------------------
                                                      1996            1995
                                                 --------------  --------------
Rental property, net...........................  $  218,955,941  $  228,027,812
Other assets...................................      15,364,441      17,922,065
                                                 --------------  --------------
     Total assets..............................  $  234,320,382  $  245,949,877
                                                 --------------  --------------
                                                 --------------  --------------
Mortgage notes payable, net....................  $  166,997,173  $  166,714,244
Other liabilities..............................       6,603,428       7,218,365
                                                 --------------  --------------
     Total liabilities.........................     173,600,601     173,932,609

Partners' capital..............................      60,719,781      72,017,268
                                                 --------------  --------------
     Total liabilities and partners' capital...  $  234,320,382  $  245,949,877
                                                 --------------  --------------
                                                 --------------  --------------

               SUMMARIZED COMBINED CONDENSED STATEMENTS OF OPERATIONS

                                                      1996           1995
                                                 --------------  -------------
Net rental revenue.............................  $   42,927,992  $  37,482,063
Other revenue..................................       2,179,437      1,998,493
                                                 --------------  -------------
    Total revenue..............................      45,107,429     39,480,556
                                                 --------------  -------------
General administrative expenses................       7,001,487      5,792,360
Utilities expense..............................       4,627,719      3,676,905
Operating and maintenance expenses.............       9,088,323      7,990,090
Taxes and insurance............................       5,652,374      4,581,205
Other financial expenses.......................       2,397,165      2,594,414
Interest on mortgage notes payable.............      14,336,013     12,696,000
Depreciation...................................       9,905,741      4,866,639
                                                 --------------  -------------
     Total expenses............................      53,008,822     42,197,613
                                                 --------------  -------------
     Net loss..................................  $   (7,901,393) $  (2,717,057)
                                                 --------------  -------------
                                                 --------------  -------------

A summary of the New LPs' investments in the Borrowers is as follows:

                                                       1996           1995
                                                   -------------  ------------
Beginning balance................................  $  71,290,336  $         --
    Initial investment...........................             --    79,349,276
    Equity in losses.............................     (7,601,933)   (2,689,889)
    Distributions................................     (3,362,134)   (5,369,051)
                                                   -------------  ------------
Ending balance...................................  $  60,326,269  $ 71,290,336
                                                   -------------  ------------
                                                   -------------  ------------

6. Related-Party Transactions and Compensation to Partners:

NHPMC is the project management agent for the Borrowers. The management agreement has a primary term which expires November 7, 2000, and thereafter can be extended on an annual basis under certain conditions. NHPMC receives a fee equal to 4 percent of the properties' rental collections related to this service. As of December 31, 1996, certain stockholders owning approximately 60 percent of the voting stock of NHP Incorporated also own NHP Partners, Inc., which holds general and limited partnership interests in the Master Partnership, the New LPs, and the Borrowers.

During 1996 and 1995, personnel working at the Properties were employees of NHP Incorporated, and therefore the Properties reimbursed NHP Incorporated for the actual salaries and related benefits totaling $4,245,949 and $3,458,934 in 1996 and 1995, respectively, as reflected in the Borrowers' combined financial statements. At December 31, 1996 and 1995, trade payables include $231,348 and $40,382, respectively, due to NHP Incorporated.

During 1996 and 1995, NHPMC received aggregate fees of $1,762,457 and $1,399,190, respectively, for its services as management agent equal to 4 percent of the Properties rental collections. In addition, NHPMC and other affiliates of NHP Incorporated received $331,484 and $453,872, in 1996 and 1995, respectively, for other services provided to the Properties.

During 1996 and 1995, NHP Partners, Inc., which wholly owns NHP-HG Eleven, Inc. received $100,453 and $0, respectively relating to direct administrative costs, financial and tax reporting and loans and partnership agreement compliance.

RELATED-PARTY LOAN

The related-party loan represents a note payable from the New LPs to the Preferred A LP originated on February 8, 1995. The New LPs have not entered into separate loans. Rather, the amount of the related-party loan was allocated to each of the New LPs based upon mutual agreement of the New LPs. The total balance of the related-party loan was $20,547,728 at both December 31, 1996 and 1995. In the event that the individual New LPs are unable to make their share of the payments required under the terms of the related-party loan, they may borrow the necessary funds from the other New LPs or the Common LP. Aggregate interest payments only are payable monthly at an interest rate of 9.66 percent per annum. Aggregate interest payments made by the New LPs amounted to $1,984,896 and $1,600,946 for the year ended December 31, 1996, and the period from February 8, 1995 (date of debt origination), through December 31, 1995, respectively. Principal and interest payments of $274,854 are required monthly on the related-party loan from the New LPs commencing March 1, 1997. The related-party loan matures on December 3, 2000, at which time all unpaid principal and interest are due. The related-party loan matures as follows:

      YEAR ENDED
     DECEMBER 31,
    -------------
        1997                                  $   2,748,140
        1998                                      3,298,247
        1999                                      3,298,247
        2000                                     11,203,094
                                              -------------
            Total...........................  $  20,547,728
                                              -------------
                                              -------------

The related-party loan is secured by the interests of the New LPs in the Borrowers and by the interests of all of the partners in the New LPs.

In connection with the issuance of the related-party loan, the New LPs recorded a discount of $3,860,023 and capitalized deferred finance costs of $301,706. Amortization related to the discount and deferred finance costs was $661,716 and $51,708, respectively, in 1996, and $602,073 and $47,071, respectively, in 1995, and is included in interest expense on related-party loan and amortization of deferred finance costs, respectively, in the accompanying combined statements of operations.

FUNDING OF NEW LP OPERATING DEFICITS

In the event that the individual New LPs are unable to meet their operating costs or make certain distributions, they may borrow funds from one or more of the New LPs that have surplus cash. Interest accrues on these borrowings at a simple interest rate of 10 percent per annum, and amounts due are repaid the following month based on available cash. As of December 31, 1996 and 1995, interpartnership borrowings of $565,167 and $77,390, respectively, were outstanding, which have been eliminated in these combined financial statements.

Due to NHP Southwest Partners, L.P.

Funding from the Common LP is reflected as due to NHP Southwest Partners, L.P. in the accompanying combined balance sheets. Interest accrues on these amounts at a rate of 10 percent per annum compounded monthly and is repaid the following month based on available cash as defined by the Partnerships' partnership agreements. During 1996 and 1995, interest expense incurred under this arrangement was $69,696 and $15,772, respectively.

7. Fair Value of Financial Instruments:

In accordance with the requirements of SFAS No. 107, "Disclosure About Fair Value of Financial Instruments," the New LPs must disclose the fair value of their financial instruments as of December 31, 1996 and 1995. In the opinion of management, the fair value of the New LPs' financial instruments is not materially different from the carrying amounts shown in the accompanying combined financial statements.

8. Subsequent Event:

On June 3, 1997, NHP Partners, Inc. was acquired by Apartment Investment and Management Company ("AIMCO"), a real estate investment trust whose shares are traded on the New York Stock Exchange.